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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549

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                                   FORM T-1

                           STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

                     CHECK IF AN APPLICATION TO DETERMINE
                     ELIGIBILITY OF A TRUSTEE PURSUANT TO
                               SECTION 305(b)(2)

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                       IBJ SCHRODER BANK & TRUST COMPANY
              (Exact name of trustee as specified in its charter)


         New York                                                13-5375195
(Jurisdiction of incorporation                                (I.R.S. employer
or organization if not a U.S. national bank)                 identification No.)


One State Street, New York, New York                               10004
(Address of principal executive offices)                         (Zip code)


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                       IBJ SCHRODER BANK & TRUST COMPANY
                               One State Street
                           New York, New York 10004
                                (212) 858-2000
           (Name, address and telephone number of agent for service)


                        Isle of Capri Black Hawk L.L.C.
                    Isle of Capri Black Hawk Capital Corp.
           (Exact names of registrants as specified in its charter)


           Colorado                                              84-1422931
(State or other jurisdiction of                                  91-1842691
incorporation or organization)                                (I.R.S. employer
                                                             identification No.)


c/o Casino America, Inc. as Manager
711 Washington Loop
Biloxi, Mississippi                                                 39530
(Address of principal executive offices)                         (Zip code)


                   13% Series B First Mortgage Notes due 2004

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                        (Title of indenture securities)
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Item 1.       General information

              Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

                    New York State Banking Department, Two Rector Street, New York, New York

                    Federal Deposit Insurance Corporation, Washington, D.C.

                    Federal Reserve Bank of New York Second District, 33 Liberty Street, New York, New York

     (b)      Whether it is authorized to exercise corporate trust powers.

                                      Yes

Item 2.       Affiliations with the Obligor.

              If the obligor is an affiliate of the trustee, describe each such affiliation.

              The obligor is not an affiliate of the trustee.

Item 13.      Defaults by the Obligor.

     (a) State whether there is or has been a default with respect to the securities under this indenture. Explain the nature of any such default.

                                     None

                                       2
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     (b)      If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligors are outstanding, or is trustee for more than one outstanding series of securities under the indenture, state whether there has been a default under any such indenture or series, identify the indenture or series affected, and explain the nature of any such default.

                                      None

Item 16.      List of exhibits.

              List below all exhibits filed as part of this statement of eligibility.

     *1. A copy of the Charter of IBJ Schroder Bank & Trust Company as amended to date. (See Exhibit 1A to Form T-1, Securities and Exchange Commission File No. 22-18460).

     *2. A copy of the Certificate of Authority of the trustee to Commence Business (Included in Exhibit 1 above).

     *3. A copy of the Authorization of the trustee to exercise corporate trust powers, as amended to date (See Exhibit 4 to Form T-1, Securities and Exchange Commission File No. 22-19146).

     *4. A copy of the existing By-Laws of the trustee, as amended to date (See Exhibit 4 to Form T-1, Securities and Exchange Commission File No. 22-19146).

      5.      Not Applicable

      6.      The consent of United States institutional trustee required by
              Section 321(b) of the Act.

      7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

* The Exhibits thus designated are incorporated herein by reference as exhibits hereto. Following the description of such Exhibits is a reference to the copy of the Exhibit heretofore filed with the Securities and Exchange Commission, to which there have been no amendments or changes.

                                       3
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                                     NOTE
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In answering any item in this Statement of Eligibility which relates to matters peculiarly within the knowledge of the obligor and its directors or officers, the trustee has relied upon information furnished to it by the obligor.

Inasmuch as this Form T-1 is filed prior to the ascertainment by the trustee of all facts on which to base responsive answers to Item 2, the answer to said Item is based on incomplete information.

Item 2, may, however, be considered as correct unless amended by an amendment to this Form T-1.

Pursuant to General Instruction B, the trustee has responded to Items 1, 2 and 16 of this form since to the best knowledge of the trustee as indicated in Item 13, the obligor is not in default under any indenture under which the applicant is trustee.

                                       4
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                                   SIGNATURE
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     Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, IBJ Schroder Bank & Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 26th day of November, 1997.

                                       IBJ SCHRODER BANK & TRUST COMPANY


                                       By:
                                           -----------------------------
                                           Assistant Vice President
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                                   SIGNATURE
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     Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, IBJ Schroder Bank & Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility & qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 26th day of November, 1997.

                                       IBJ SCHRODER BANK & TRUST COMPANY


                                       By: /s/ Thomas McCutcheon
                                           -----------------------------
                                           Assistant Vice President
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                                   Exhibit 6

                              CONSENT OF TRUSTEE


     Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, as amended, in connection with the issuance by Isle of Capri Black Hawk LLC, Isle of Capri Black Hawk Capital Corp. of its 13% Series B First Mortgage Notes due 2004, we hereby consent that reports of examinations by Federal, State, Territorial, or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                       IBJ SCHRODER BANK & TRUST COMPANY


                                       By: /s/ Thomas McCutcheon
                                           -----------------------------
                                           Assistant Vice President


Dated: November 26, 1997
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                                   Exhibit 6

                              CONSENT OF TRUSTEE


     Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, as amended, in connection with the issuance by Isle of Capri Black Hawk LLC, Isle of Capri Black Hawk Capital Corp., of its 13% Series B First Mortgage Notes due 2004, we hereby consent that reports of examinations by Federal, State, Territorial, or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                       IBJ SCHRODER BANK & TRUST COMPANY


                                       By:
                                           -----------------------------
                                           Assistant Vice President


Dated: November 26, 1997
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